Financial Results  Q2 2015

Forward-Looking Statements,  Business Environment and Risk Factors This presentation may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. In addition, Century Casinos, Inc. (together with its subsidiaries, the “Company”) may make other written and oral communications from time to time that contain such statements. Forward-looking statements include statements as to industry trends and future expectations of the Company and other matters that do not relate strictly to historical facts and are based on certain assumptions by management at the time such statements are made.  These statements are often identified by the use of words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” or “continue,” and similar expressions or variations. These statements are based on the beliefs and assumptions of the management of the Company based on information currently available to management. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Important factors that could cause actual results to differ materially from the forward-looking statements include, among others, the risks described in the section entitled “Risk Factors” under Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2014. We caution the reader to carefully consider such factors. Furthermore, such forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.   In this presentation the term “USD” refers to US dollars, the term “CAD” refers to Canadian dollars and the term “PLN” refers to Polish zloty.    Amounts presented are rounded. As such, rounding differences could occur in period over period changes and percentages reported throughout this presentation.

Q2 2015 Results by Segment (in USD) *Adjusted EBITDA is a non-GAAP financial measure. See Appendix A for the definition and reconciliation of Adjusted EBITDA. **Adjusted EBITDA for Corporate and Other represents only our cruise ship, Aruba  and MCE agreements. Adjusted EBITDA from Corporate Other is excluded. Canada 35% United States 19% Poland 34% Corporate and Other 12% Net Operating Revenue Canada 57% United States  20% Poland 21% Corporate and Other 2%** Adjusted EBITDA*

Net Operating Revenue per Quarter (in USD)



Net Operating Revenue
$40
$35
$30
$25
$20
$15
$10
$5
$0
(in millions)
$14.1
$17.1
$17.6
$18.0
$29.1
$30.4
$14.9
$18.0
$17.8
$28.3
$31.6
$37.9
$16.0
$18.1
$18.7
$28.8
$28.1
$15.6
$17.6
$17.7
$29.4
$31.3
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Income Statement and Balance Sheet (select information as of June 30, 2015) In USD mil (except EPS and BVPS)  Q2 2015  Q2 2014  Change  Net Operating Revenue  37.9  31.6  20%  Adjusted EBITDA  6.8  3.2  116%  Earnings per Share  0.27  0.01  2600%  Total Assets  194.7  190.5  2%  Book Value per Share  5.05  5.02  1%  Net Debt*  15.7  9.2  *Net Debt is calculated as total debt minus cash and cash equivalents. Debt as of June 30, 2015 includes $5.0 million related to Casinos Poland, Ltd., $15.6 million related to Century Downs Racetrack and Casino’s long-term land lease, and $24.0 million related to our Bank of Montreal credit agreement.

Constant Currency Results In USD millions  Q2 2015  Q2 2014  Change  Net Operating Revenue as reported (GAAP)  37.9  31.6  20%  Unfavorable foreign currency impact vs. 2014  4.5  Constant Currency (non-GAAP)*  42.4  31.6  34%  Adjusted EBITDA as reported  6.8  3.2  116%  Unfavorable foreign currency impact vs. 2014  1.0  Constant Currency (non-GAAP)*  7.8  3.2 144%* Net Operating Revenue and Adjusted EBITDA on a constant currency basis are non-GAAP financial measures.  See Appendix A.

Debt to Adjusted EBITDA (in USD) 4.5x 2.1x 1.7x 0.9x 0.3x 2.7x 3.0x 2.4x 0x1x2x3x4x5x20082009201020112012201320142015Debt/Adj. EBITDA

Q2 Highlights – Canada (Selected Information as of June 30, 2015) In CAD mil  Q2 2015  Q2 2014  Change  Net Operating Revenue  16.4  9.5  72%  Operating Costs and Expenses  11.1  7.3  52%  Adjusted EBITDA  5.9  2.7  118%  Adjusted EBITDA Margin  36%  28%

Q2 Highlights – Canada (Selected Information as of June 30, 2015) Edmonton  In CAD mil  Q2 2015  Q2 2014  Change  Net Operating Revenue  7.2  6.9  4%  Operating Costs and Expenses  4.7  4.6  1%  Adjusted EBITDA  2.8  2.5  11%  Adjusted EBITDA Margin  39%  37%  .Gaming revenue increased CAD 0.2 million, or 4%. •Increased revenue from baccarat, blackjack and roulette table games.

Q2 Highlights – Canada (Selected Information as of June 30, 2015) Calgary  In CAD mil  Q2 2015  Q2 2014  Change  Net Operating Revenue  2.4  2.6  (6%)  Operating Costs and Expenses  2.3  2.4  (6%)  Adjusted EBITDA  0.3  0.4  (12%)  Adjusted EBITDA Margin  14%  15%

Q2 Highlights – Canada (Selected Information as of June 30, 2015) Century Downs Racetrack and Casino  In CAD mil  Q2 2015  Q2 2014  Change  Net Operating Revenue  5.8  0.1  7558%  Operating Costs and Expenses  3.5  0.3  1086%  Adjusted EBITDA  2.5  (0.2)  1213%  Adjusted EBITDA Margin  43%  (292%)  .Casino opened on April 1, 2015. .Racing season began on April 25, 2015. .In March 2015, we increased our ownership interest in Century Downs by 60% to a total ownership interest of 75%.

Q2 Highlights – Canada (Selected Information as of June 30, 2015) Century Bets!  In CAD mil  Q2 2015  Net Operating Revenue  1.0  Operating Costs and Expenses  0.7  Adjusted EBITDA  0.3  Adjusted EBITDA Margin  27%  .Century Bets! was formed in January 2015. .Century Bets! began operating the pari-mutuel off-track betting network for Southern Alberta in May 2015.

Q2 Highlights – United States (Selected Information as of June 30, 2015) In USD mil  Q2 2015  Q2 2014  Change  Net Operating Revenue  7.2  6.7  7%  Operating Costs and Expenses  6.1  6.1  0%  Adjusted EBITDA  1.7  1.2  40%  Adjusted EBITDA Margin  24%  18%

Q2 Highlights – United States (Selected Information as of June 30, 2015) Central City  In USD mil  Q2 2015  Q2 2014  Change  Net Operating Revenue  4.3  4.1  5%  Operating Costs and Expenses  3.6  3.7  (1%)  Adjusted EBITDA  1.0  0.7  33%  Adjusted EBITDA Margin  23%  18%  .Gaming revenue increased $0.4 million, or 8%. .Central City market increased by 7%. .Our share of the Central City market was 28% for Q2 2015, remaining constant as compared to Q2 2014.

Q2 Highlights – United States (Selected Information as of June 30, 2015) Cripple Creek  In USD mil  Q2 2015  Q2 2014  Change  Net Operating Revenue  2.9  2.7  11%  Operating Costs and Expenses  2.5  2.5  2%  Adjusted EBITDA  0.7  0.5  52%  Adjusted EBITDA Margin  25%  18%  .Gaming revenue increased $0.2 million, or 8%. .The Cripple Creek market increased by 4%. .Our share of the Cripple Creek market was 10% in Q2 2015, an increase of 3% as compared to Q2 2014.

Q2 Highlights – Poland (Selected Information as of June 30, 2015) In PLN mil  Q2 2015  Q2 2014  Change  Net Operating Revenue  47.6  43.3  10%  Operating Costs and Expenses  43.4  45.1  (4%)  Adjusted EBITDA  6.6  3.0  123%  Adjusted EBITDA Margin  14%  7%  .Gaming revenue increased PLN 3.5 million, or 8%. •Added 57 new slot machines since Q2 2014. .Introduced a loyalty program to slot machine players beginning in Q3 2014.

Q2 Highlights – Corporate and Other (Selected Information as of June 30, 2015) In USD mil  Q2 2015  Q2 2014  Change  Net Operating Revenue  4.5  1.9  141%  Operating Costs and Expenses  3.1  3.6  (13%)  Adjusted EBITDA  (1.5)  (1.5)  3%  Adjusted EBITDA Margin  N/A  N/A

Q2 Highlights – Corporate and Other (Selected Information as of June 30, 2015) Cruise Ships and Other  In USD mil  Q2 2015  Q2 2014  Change  Net Operating Revenue  1.1  1.9  (40%)  Operating Costs and Expenses  0.9  1.8  (48%)  Adjusted EBITDA  0.2  0.2  6%  Adjusted EBITDA Margin  18%  10%  .In March 2015, we mutually agreed with Norwegian Cruise Line Holdings to terminate the concession agreements for the eight cruise ship-based casinos we operated with Oceania Cruises and Regent Seven Seas Cruises as of June 1, 2015. .In June 2015, we began a two-year consulting agreement with Norwegian Cruise Line Holdings for a total consideration of $2.0 million payable quarterly. .In May 2015, we began operating the ship-based casinos onboard TUI Cruises Mein Schiff 4 and Windstar Cruises Star Breeze and Star Legend.

Q2 Highlights – Corporate and Other (Selected Information as of June 30, 2015) Corporate Other  In USD mil  Q2 2015  Q2 2014  Change  Net Operating Revenue  3.4  0.0  100%  Operating Costs and Expenses  2.2  1.8  22%  Adjusted EBITDA  (1.7)  (1.7)  2%  Adjusted EBITDA Margin  N/A  N/A  .Expenses incurred by Corporate Other consist primarily of legal and accounting fees, corporate travel expenses, corporate payroll, the amortization of stock-based compensation and other expenses not directly related to any of our individual properties. .In June 2015, we recorded $3.4 million in net operating revenue from the termination of concession agreements with Norwegian Cruise Line Holdings for the eight ship-based casinos onboard Oceania Cruises and Regent Seven Seas Cruises.  •The $3.4 million net operating revenue is not included in Adjusted EBITDA, see Appendix A. .In Q2 2015, we reduced our Austrian valuation allowance resulting in an income tax benefit of $1.5 million.

Appendix A – Non GAAP Financial Measures The Company supplements its condensed consolidated financial statements prepared in accordance with U.S. generally accepted accounting principles (“US GAAP”) by using the following non-GAAP financial measures, which management believes are useful in properly understanding the Company’s short-term and long-term financial trends. Management uses these non-GAAP financial measures to forecast and evaluate the operational performance of the Company as well as to compare results of current periods to prior periods on a consolidated basis.  .Adjusted EBITDA .Adjusted EBITDA margin .Constant currency results  Management believes presenting the non-GAAP financial measures used in this presentation provides investors greater transparency to the information used by management for financial and operational decision-making and allows investors to see the Company’s results “through the eyes” of management. Management also believes providing this information better enables our investors to understand the Company’s operating performance and evaluate the methodology used by management to evaluate and measure such performance.  The adjustments made to GAAP financial measures result from facts and circumstances that vary in frequency and impact on the Company’s results of operations. The following is an explanation of each of the adjustments that management excludes in calculating its non-GAAP measures.

Appendix A – Non GAAP Financial Measures The Company defines Adjusted EBITDA as net earnings (loss) before interest expense (income), net, income taxes (benefit), depreciation, amortization, non-controlling interest (earnings) losses and transactions, pre-opening expenses, acquisition costs, non-cash stock-based compensation charges, asset impairment costs, (gain) loss on disposition of fixed assets, discontinued operations, gain (loss) on foreign currency transactions and other, gain on business combination and certain other one-time items. Intercompany transactions consisting primarily of management and royalty fees and interest, along with their related tax effects, are excluded from the presentation of net earnings (loss) and Adjusted EBITDA reported for each segment and property. Not all of the aforementioned items occur in each reporting period, but have been included in the definition based on historical activity. These adjustments have no effect on the consolidated results as reported under US GAAP. Adjusted EBITDA is not considered a measure of performance recognized under US GAAP. Management believes that Adjusted EBITDA is a valuable measure of the relative performance of the Company and its properties. The gaming industry commonly uses Adjusted EBITDA as a method of arriving at the economic value of a casino operation. Management uses Adjusted EBITDA to compare the relative operating performance of separate operating units by eliminating the above mentioned items associated with the varying levels of capital expenditures for infrastructure required to generate revenue, and the often high cost of acquiring existing operations. Adjusted EBITDA is used by the Company’s lending institution to gauge operating performance. The Company’s computation of Adjusted EBITDA may be different from, and therefore may not be comparable to, similar measures used by other companies within the gaming industry. Please see the reconciliation of Adjusted EBITDA to net earnings (loss) below.   The Company defines Adjusted EBITDA margin as Adjusted EBITDA divided by net operating revenue. Management uses this margin as one of several measures to evaluate the efficiency of the Company’s casino operations.  The impact of foreign exchange rates is highly variable and difficult to predict. The Company uses a Constant Currency basis to show the impact from foreign exchange rates on current period revenue compared to prior period revenue using the prior period’s foreign exchange rates. In order to properly understand the underlying business trends and performance of the Company’s ongoing operations, management believes that investors may find it useful to consider the impact of excluding changes in foreign exchange rates from the Company’s net operating revenue and Adjusted EBITDA.

# Appendix A (continued)
## Reconciliation of Adjusted EBITDA – Canada (in thousands)

For the three months ended June 30, 2015

| in CAD | Edmonton | | Calgary | | Century Downs | | Century Bets! | | Total Canada | |
|---|---|---|---|---|---|---|---|---|---|---|
| Net operating revenue | $ | 7,158 | $ | 2,404 | $ | 5,820 | $ | 985 | $ | 16,367 |
| Net earnings (loss) attributable to Century Casinos, Inc. shareholders | | 1,300 | | 317 | | 1,179 | | 174 | | 2,970 |
| Interest expense (income), net | | 498 | | 0 | | 722 | | 0 | | 1,220 |
| Income taxes (benefit) | | 458 | | 105 | | 108 | | 77 | | 748 |
| Depreciation and amortization | | 298 | | 222 | | 184 | | 0 | | 704 |
| Non-controlling interests | | 0 | | 0 | | 891 | | 58 | | 949 |
| Gain (loss) on foreign currency transactions and other | | 246 | | (298) | | (613) | | 0 | | (665) |
| Loss on disposition of fixed assets | | 3 | | 0 | | 0 | | 0 | | 3 |
| Acquisition costs | | 0 | | 0 | | 0 | | (46) | | (46) |
| Preopening expenses | | 0 | | 0 | | 0 | | 0 | | 0 |
| Adjusted EBITDA | $ | 2,803 | $ | 346 | $ | 2,471 | $ | 263 | $ | 5,883 |
| Adjusted EBITDA Margin | | 39% | | 14% | | 43% | | 27% | | 36% |

For the three months ended June 30, 2014

| in CAD | Edmonton | | Calgary | | Century Downs | | Century Bets! | | Total Canada | |
|---|---|---|---|---|---|---|---|---|---|---|
| Net operating revenue | $ | 6,871 | $ | 2,552 | $ | 76 | $ | 0 | $ | 9,499 |
| Net earnings (loss) attributable to Century Casinos, Inc. shareholders | | 1,697 | | 290 | | (45) | | 0 | | 1,942 |
| Interest expense (income), net | | 112 | | 0 | | 538 | | 0 | | 650 |
| Income taxes (benefit) | | 566 | | 96 | | 29 | | 0 | | 691 |
| Depreciation and amortization | | 270 | | 264 | | 0 | | 0 | | 534 |
| Non-controlling interests | | 0 | | 0 | | (745) | | 0 | | (745) |
| Gain (loss) on foreign currency transactions and other | | (114) | | (255) | | 1 | | 0 | | (368) |
| Loss on disposition of fixed assets | | 0 | | 0 | | 0 | | 0 | | 0 |
| Acquisition costs | | 0 | | 0 | | 0 | | 0 | | 0 |
| Preopening expenses | | 0 | | 0 | | 0 | | 0 | | 0 |
| Adjusted EBITDA | $ | 2,531 | $ | 395 | $ | (222) | $ | 0 | $ | 2,704 |
| Adjusted EBITDA Margin | | 37% | | 15% | | (292%) | | N/A | | 28% |

Appendix A (continued) Reconciliation of Adjusted EBITDA – United States (in thousands) For the three months ended June 30, 2015  in USD  Central City  Cripple Creek  Total United States  Net operating revenue   $                 4,271    $                 2,939    $                     7,210   Net earnings (loss) attributable to Century Casinos, Inc. shareholders  402   316   718   Income taxes (benefit)  246   116   362   Depreciation and amortization  339   293   632   Loss on disposition of fixed assets  0   0   0   Adjusted EBITDA   $                    987    $                    725    $                     1,712   Adjusted EBITDA Margin  23%  25%  24%  For the three months ended June 30, 2014  in USD  Central City  Cripple Creek  Total United States  Net operating revenue   $                 4,086    $                 2,654    $                     6,740   Net earnings (loss) attributable to Century Casinos, Inc. shareholders  269   123   392   Income taxes (benefit)  165   68   233   Depreciation and amortization  307   287   594   Loss on disposition of fixed assets  1   0   1   Adjusted EBITDA   $                    742    $                    478    $                     1,220   Adjusted EBITDA Margin  18%  18%  18%

Appendix A (continued) Reconciliation of Adjusted For the three months ended June 30, 2015  in PLN  Poland  Net operating revenue   $               47,569   Net earnings (loss) attributable to Century Casinos, Inc. shareholders  2,136   Interest expense (income), net  160   Income taxes (benefit)  988   Depreciation and amortization  2,352   Non-controlling interests  1,069   Gain (loss) on foreign currency transactions and other  (195)  Loss on disposition of fixed assets  79   Other one-time (income) costs  0   Adjusted EBITDA   $                 6,589   Adjusted EBITDA Margin  14%  For the three months ended June 30, 2014  in PLN  Poland  Net operating revenue   $               43,277   Net earnings (loss) attributable to Century Casinos, Inc. shareholders  (1,097)  Interest expense (income), net  206   Income taxes (benefit)  (219)  Depreciation and amortization  2,194   Non-controlling interests  (548)  Gain (loss) on foreign currency transactions and other  (159)  Loss on disposition of fixed assets  2,243   Other one-time (income) costs  336   Adjusted EBITDA   $                 2,956   Adjusted EBITDA Margin  7%  EBITDA – Poland (in thousands)

Appendix A (continued) Reconciliation of Adjusted EBITDA – Corporate and Other (in thousands) For the three months ended June 30, 2015  in USD  Cruise Ships and Other  Corporate Other  Total Corporate and Other  Net operating revenue   $                 1,116    $                 3,365    $                 4,481   Net earnings (loss) attributable to Century Casinos, Inc. shareholders  173   2,880   3,053   Interest expense (income), net  0   (2)  (2)  Income taxes (benefit)  16   (1,663)  (1,647)  Depreciation and amortization  10   39   49   Non-cash stock-based compensation  0   419   419   Gain (loss) on foreign currency transactions and other  0   (15)  (15)  Loss on disposition of fixed assets  0   0   0   Acquisition costs  0   36   36   Other one-time (income) costs  0   (3,365)  (3,365)  Adjusted EBITDA   $                    199    $               (1,671)   $               (1,472)  Adjusted EBITDA Margin  18%  N/A  N/A  For the three months ended June 30, 2014  in USD  Cruise Ships and Other  Corporate Other  Total Corporate and Other  Net operating revenue   $                 1,859    $                      0      $                 1,859   Net earnings (loss) attributable to Century Casinos, Inc. shareholders  60   (1,378)  (1,318)  Interest expense (income), net  0   (13)  (13)  Income taxes (benefit)  13   (374)  (361)  Depreciation and amortization  111   42   153   Non-cash stock-based compensation  0   21   21   Gain (loss) on foreign currency transactions and other  1   (4)  (3)  Loss on disposition of fixed assets  3   0   3   Acquisition costs  0   0   0   Other one-time (income) costs  0   0   0   Adjusted EBITDA   $                    188    $               (1,706)   $               (1,518)  Adjusted EBITDA Margin  10%  N/A  N/A